                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                         CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported):
                            October 19, 2004
                           ------------------

                       WESTAMERICA BANCORPORATION
                       --------------------------
          (Exact Name of Registrant as Specified in Its Charter)

                                CALIFORNIA
                                ----------
              (State or Other Jurisdiction of Incorporation)


                001-9383                       94-2156203
                --------                       ----------
        (Commission File Number)    (IRS Employer Identification No.)


         1108 Fifth Avenue, San Rafael, California          94901
         ----------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)


                               (707) 863-6000
                               --------------
            (Registrant's Telephone Number, Including Area Code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Exhibits
---------

99.1 Press release dated October 19, 2004



Item 2.02:  Results of Operations and Financial Condition
----------------------------------------------------------

On October 19, 2004 Westamerica Bancorporation announced their quarterly earnings for the third quarter of 2004. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

                                 Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    DENNIS R. HANSEN
------------------------------------
Dennis R. Hansen, SVP and Controller
October 20, 2004

INDEX TO EXHIBITS
-----------------


                                                         Sequentially
Exhibit No.             Description                      Number Page
-----------             -------------------------        -------------
  (99.1)                 Press release dated                  5-16
                         October 19, 2004

                      FOR IMMEDIATE RELEASE


October 19, 2004


WESTAMERICA BANCORPORATION REPORTS RECORD QUARTERLY EARNINGS
FOR THIRD QUARTER 2004

San Rafael, CA: Westamerica Bancorporation (NASDAQ: WABC), parent company of Westamerica Bank, today reported record net income of $25.1 million for the third quarter of 2004, up from $24.1 million for the third quarter of 2003. Third quarter 2004 diluted earnings per share increased 7.2 percent to $0.78 from $0.72 for the third quarter of 2003. Return on average common equity (ROE) for the third quarter of 2004 was 30.1 percent and return on assets (ROA) was
2.19 percent, compared to 29.2 percent and 2.18 percent, respectively, in the third quarter of 2003.

For the first nine months of 2004, net income totaled $74.1 million, an increase of $3.3 million compared to $70.8 million for the same period in 2003. Diluted earnings per share were $2.28 for the first nine months of 2004, an increase of
7.9 percent compared to $2.12 for the same period in 2003. ROE and ROA were 30.6 percent and 2.20 percent, respectively, for the first nine months of 2004, compared to 29.4 percent and 2.20 percent, respectively, for the same period in 2003.

"The third quarter of 2004 benefited from higher fee income, efficiency, and improving credit quality," said Chairman, President and CEO David Payne. "New deposit service products fueled a $775 thousand increase in fee income over the third quarter of last year. This improvement in revenue, combined with our efficient cost structure resulted in an efficiency ratio of 36.9 percent in the third quarter of 2004. Our year-to-date annualized net charge-offs to average loans declined to 0.10 percent through September 30, 2004 compared to 0.15 percent in 2003," added Payne.

Net interest income on a fully taxable equivalent basis was $54.5 million in the third quarter of 2004 compared to $54.3 million in the prior quarter and $54.3 million in the third quarter of 2003. The third quarter of 2004 net interest margin was 5.11 percent, down from 5.21 percent in the prior quarter and 5.31 percent in the third quarter of 2003. A reduction in commercial real estate loans combined with a sustained period of low interest rates have resulted in an operating environment with declining net interest margins.

Noninterest income in the third quarter of 2004 totaled $11.8 million, compared to $11.7 million in the prior quarter and $11.0 million in the third quarter of 2003. In comparison to both the prior quarter and third quarter of 2003, the third quarter of 2004 benefited from higher service charges on deposit accounts and financial services fees offset in part by lower merchant credit card income and mortgage banking income.

Noninterest expense for the third quarter of 2004 was $24.5 million, a reduction of $500 thousand from the prior quarter. The decrease is due to lower expenses for personnel, equipment, professional fees, and postage offset in part by higher occupancy costs. Compared to the third quarter of 2003, noninterest expense decreased $1 million in the third quarter of 2004. The decrease is due to lower expenses for personnel, equipment, and professional fees.

The efficiency ratio for the third quarter of 2004 was 36.9 percent, compared to the prior quarter at 37.9 percent and the third quarter of 2003 at 39.1 percent.

The provision for loan losses was $600 thousand for the third quarter of 2004, reduced from $750 thousand in both the previous quarter and third quarter of 2003. The reduced provision for loan losses reflects management's assessment of credit risk for the loan portfolio.

Shareholders' equity was $352 million at September 30, 2004, which represents an increase of $22 million from $330 at June 30, 2004. The increase is attributable to retained earnings, net of shareholder dividends, of $16 million and other comprehensive income of $10 million related to unrealized appreciation in available for sale investment securities, reduced by purchase and retirement of company common stock of $4 million, net of stock option proceeds. Net repurchases of the Company's common stock in the third quarter 2004 totaled 68 thousand shares.

As announced August 25, 2004, Westamerica signed a definitive agreement to acquire Redwood Empire Bancorp, parent company of National Bank of the Redwoods. The transaction is valued at approximately $148 million, of which, approximately $57 million will be paid in cash and the remainder by issuance of Westamerica common stock. Within this earlier announcement, Westamerica stated its intention to reduce the allocation of its operating cash flow toward the repurchase and retirement of its common stock in order to meet the approximate $57 million cash payment for this transaction.

Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates 87 branches throughout 22 Northern and Central California counties. At September 30, 2004, the company had total assets outstanding of $4.6 billion.

Westamerica Bancorporation Web Address: www.westamerica.com


For additional information contact:
	Westamerica Bancorporation
	Robert A. Thorson  -  SVP & Treasurer
	707-863-6840

FORWARD-LOOKING INFORMATION:
   The following appears in accordance with the Private Securities Litigation Reform Act of 1995:
   This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."
   Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond the Company's control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent annual and quarterly reports filed with the Securities and Exchange Commission, including the Company's Form 10-Q for the quarter ended June 30, 2004 and Form 10-K for the year ended December 31, 2003, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations.
Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.
   Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

                                  #####

WESTAMERICA BANCORPORATION                  Public Information October 19, 2004
FINANCIAL HIGHLIGHTS
September 30, 2004

1. Net Income Summary.

                                                           (dollars in thousands except per-share data)
                                                            Q3'04 /              Q3'04 /                        9/30'04YTD/
                                        Q3'04      Q3'03     Q3'03     Q2'04      Q2'04   9/30'04YTD 9/30'03YTD  9/30'03YTD
                                     ---------------------------------------------------------------------------------------
   1. Net Interest Income               $54,528    $54,264      0.5%   $54,271        0.5%  $163,405   $162,650         0.5%
        (Fully Taxable Equivalent)
   2. Loan Loss Provision                   600        750    -20.0%       750      -20.0%     2,100      2,550       -17.6%
   3. Noninterest Income:
   4.   Investment Securities Gains         (14)     2,150      n/m        395       n/m       2,169      2,443       -11.2%
         (Losses)
   5.   Loss on Extinguishment                0     (2,166)     n/m       (390)      n/m      (2,204)    (2,166)        1.8%
           of Debt
   6.   Other                            11,802     11,029      7.0%    11,656        1.3%    34,349     32,147         6.8%
                                     -----------------------        ------------          -----------------------
   7. Total Noninterest Income           11,788     11,013      7.0%    11,661        1.1%    34,314     32,424         5.8%
                                     -----------------------        ------------          -----------------------
   8. Noninterest Expense                24,491     25,534     -4.1%    24,990       -2.0%    74,473     76,546        -2.7%
   9. Income Tax Provision (FTE)         16,130     14,920      8.1%    15,548        3.7%    47,093     45,223         4.1%
                                     -----------------------        ------------          -----------------------
   10.Net Income                        $25,095    $24,073      4.2%   $24,644        1.8%   $74,053    $70,755         4.7%
                                     =======================        ============          =======================
   11.Average Shares Outstanding         31,713     32,770     -3.2%    31,760       -0.1%    31,841     32,959        -3.4%
   12.Diluted Average Shares             32,352     33,273     -2.8%    32,343        0.0%    32,452     33,442        -3.0%
         Outstanding

   13.Operating Ratios:
   14.  Basic Earnings Per Share          $0.79      $0.73      7.7%     $0.78        2.0%     $2.33      $2.15         8.3%
   15.  Diluted Earnings Per Share         0.78       0.72      7.2%      0.76        1.8%      2.28       2.12         7.9%
   16.  Return On Assets                   2.19%      2.18%               2.21%                 2.20%      2.20%
   17.  Return On Equity                   30.1%      29.2%               31.1%                 30.6%      29.4%
   18.  Net Interest Margin (FTE)          5.11%      5.31%               5.21%                 5.20%      5.44%
   19.  Efficiency Ratio (FTE)             36.9%      39.1%               37.9%                 37.7%      39.2%

   20.Dividends Paid Per Share            $0.28      $0.26      7.7%     $0.28        0.0%     $0.82      $0.74        10.8%
   21.Dividend Payout Ratio                  36%        36%                 37%                   36%        35%



2. Net Interest Income.

                                                                    (dollars in thousands)
                                                            Q3'04 /              Q3'04 /                        9/30'04YTD /
                                        Q3'04      Q3'03     Q3'03     Q2'04      Q2'04   9/30'04YTD 9/30'03YTD  9/30'03YTD
                                     ---------------------------------------------------------------------------------------
   1. Interest and Fee Income (FTE)     $59,570    $60,553     -1.6%   $58,868        1.2%  $178,559   $184,085        -3.0%
   2. Interest Expense                    5,042      6,289    -19.8%     4,597        9.7%    15,154     21,435       -29.3%
                                     -----------------------        ------------          -----------------------
   3. Net Interest Income (FTE)         $54,528    $54,264      0.5%   $54,271        0.5%  $163,405   $162,650         0.5%
                                     =======================        ============          =======================
   4. Average Earning Assets         $4,260,701 $4,072,793      4.6%$4,177,358        2.0%$4,198,373 $3,995,287         5.1%
   5. Average Interest-Bearing        2,882,817  2,806,275      2.7% 2,868,615        0.5% 2,877,329  2,783,480         3.4%
         Liabilities
   6. Yield on Earning Assets (FTE)        5.58%      5.92%               5.65%                 5.68%      6.15%
   7. Cost of Funds                        0.47%      0.61%               0.44%                 0.48%      0.71%
   8. Net Interest Margin (FTE)            5.11%      5.31%               5.21%                 5.20%      5.44%
   9. Interest Expense/Interest-           0.69%      0.89%               0.64%                 0.70%      1.03%
        Bearing Liabilities
   10.Net Interest Spread (FTE)            4.89%      5.03%               5.01%                 4.98%      5.12%


WESTAMERICA BANCORPORATION                  Public Information October 19, 2004

3. Loans & Other Earning Assets.

                                                           (average volume, dollars in thousands)
                                                            Q3'04 /              Q3'04 /                        9/30'04YTD /
                                        Q3'04      Q3'03     Q3'03     Q2'04      Q2'04   9/30'04YTD 9/30'03YTD  9/30'03YTD
                                     ---------------------------------------------------------------------------------------
   1. Total Assets                   $4,557,925 $4,373,156      4.2%$4,482,261        1.7%$4,497,287 $4,293,136         4.8%
   2. Total Earning Assets            4,260,701  4,072,793      4.6% 4,177,358        2.0% 4,198,373  3,995,287         5.1%
   3. Total Loans                     2,247,664  2,331,855     -3.6% 2,268,989       -0.9% 2,266,184  2,377,121        -4.7%
   4.   Commercial Loans                624,925    616,140      1.4%   623,688        0.2%   621,574    616,777         0.8%
   5.   Commercial Real Estate Loans    752,395    867,421    -13.3%   779,408       -3.5%   779,074    909,838       -14.4%
   6.   Consumer Loans                  870,344    848,294      2.6%   865,893        0.5%   865,536    850,506         1.8%
   7. Total Investment Securities     2,013,037  1,740,938     15.6% 1,908,369        5.5% 1,932,189  1,618,166        19.4%
   8.   Available For Sale              928,930  1,179,781    -21.3% 1,092,295      -15.0% 1,148,891  1,094,519         5.0%
           (Market Value)
   9.   Held To Maturity              1,084,107    561,157     93.2%   816,074       32.8%   783,298    523,647        49.6%
   10.      HTM Unrealized (Loss)         9,176      5,866      n/m    (11,265)      n/m       9,176      5,866        56.4%
               Gain at Period-End
   11.Loans / Deposits                     62.2%      66.6%               65.0%                 64.5%      70.1%



4. Deposits &  Other Interest-Bearing Liabilities.

                                                           (average volume, dollars in thousands)
                                                            Q3'04 /              Q3'04 /                        9/30'04YTD /
                                        Q3'04      Q3'03     Q3'03     Q2'04      Q2'04   9/30'04YTD 9/30'03YTD  9/30'03YTD
                                     ---------------------------------------------------------------------------------------
   1. Total Deposits                 $3,616,319 $3,500,911      3.3%$3,489,250        3.6%$3,514,372 $3,392,758         3.6%
   2.   Noninterest Demand            1,305,840  1,203,378      8.5% 1,256,128        4.0% 1,257,089  1,150,518         9.3%
   3.   Interest-Bearing Transaction    581,264    565,437      2.8%   574,854        1.1%   573,607    560,708         2.3%
   4.   Savings                       1,115,052  1,034,480      7.8% 1,044,943        6.7% 1,066,831    992,549         7.5%
   5.   Other Time >$100K               347,579    394,282    -11.8%   339,773        2.3%   342,585    377,930        -9.4%
   6.   Other Time < $100K              266,584    303,334    -12.1%   273,552       -2.5%   274,260    311,053       -11.8%
   7. Total Short-Term Borrowings       550,909    363,394     51.6%   614,065      -10.3%   566,044    364,850        55.1%
   8.   Fed Funds Purchased             350,071    214,333     63.3%   323,953        8.1%   357,700    206,128        73.5%
   9.   Other Short-Term Funds          200,838    149,061     34.7%   290,112      -30.8%   208,344    158,722        31.3%
   10.FHLB Debt                               0    124,086      n/m          0        n/m     32,204    154,695       -79.2%
   11.Long-Term Debt                     21,429     21,262      0.8%    21,428        0.0%    21,798     21,695         0.5%
   12.Shareholders' Equity              332,219    326,529      1.7%   318,560        4.3%   323,723    322,003         0.5%

   13.Demand Deposits/Total Deposits       36.1%      34.4%               36.0%                 35.8%      33.9%
   14.Transaction & Savings Deposits/      83.0%      80.1%               82.4%                 82.4%      79.7%
         Total Deposits


WESTAMERICA BANCORPORATION                  Public Information October 19, 2004

5. Interest Yields Earned & Rates Paid.

                                                                    (dollars in thousands)
                                                   Q3'04                                     Q3'03
                                     -------------------------------   Q2'04   ---------------------------------    2003
                                       Average    Income/   Yield/    Yield/     Average    Income/    Yield/      Yield/
                                       Volume     Expense    Rate      Rate      Volume     Expense     Rate        Rate
                                     ---------------------------------------------------------------------------------------
   1. Interest Income Earned to:
   2.   Total Earning Assets (FTE)   $4,260,701    $59,570     5.58%      5.65%$4,072,793    $60,553       5.92%       6.06%
   3.   Total Loans (FTE)             2,247,664     34,302     6.07%      6.16% 2,331,855     38,813       6.60%       6.71%
   4.     Commercial Loans (FTE)        624,925      9,754     6.16%      5.99%   616,140      9,700       6.19%       6.73%
   5.     Commercial Real Estate        752,395     13,955     7.38%      7.59%   867,421     17,310       7.92%       7.94%
             Loans
   6.     Consumer Loans                870,344     10,593     4.95%      5.04%   848,294     11,803       5.64%       5.77%
   7.   Total Investment              2,013,037     25,268     5.02%      5.05% 1,740,938     21,740       4.99%       5.16%
           Securities (FTE)
   8. Interest Expense Paid to:
   9.   Total Earning Assets          4,260,701      5,042     0.47%      0.44% 4,072,793      6,289       0.61%       0.67%
   10.  Total Interest-Bearing        2,882,817      5,042     0.69%      0.64% 2,806,275      6,289       0.89%       0.97%
           Liabilities
   11.  Total Interest-Bearing        2,310,479      3,253     0.56%      0.54% 2,297,533      3,985       0.69%       0.75%
           Deposits
   12.     Interest-Bearing             581,264        163     0.11%      0.09%   565,437        145       0.10%       0.13%
              Transaction
   13.    Savings                     1,115,052        955     0.34%      0.38% 1,034,480      1,440       0.55%       0.60%
   14.    Other Time < $100K            266,584        999     1.49%      1.41%   303,334      1,192       1.56%       1.68%
   15.    Other Time >$100K             347,579      1,136     1.30%      1.09%   394,282      1,208       1.22%       1.35%
   16.  Total Short-Term Borrowings     550,909      1,473     1.05%      0.83%   363,394        747       0.81%       0.90%
   17.    Fed Funds Purchased           350,071      1,282     1.43%      1.01%   214,333        554       1.01%       1.13%
   18.    Other Short-Term Funds        200,838        191     0.38%      0.63%   149,061        193       0.51%       0.58%
   19.  FHLB Debt                             0          0     0.00%      0.00%   124,086      1,172       3.70%       3.74%
   20.  Long-Term Debt                   21,429        316     5.90%      5.90%    21,262        385       7.24%       6.97%

   21.Net Interest Income and                      $54,528     5.11%      5.21%              $54,264       5.31%       5.39%
         Margin (FTE)



6. Noninterest Income.

                                                           (dollars in thousands)
                                                            Q3'04 /              Q3'04 /                        9/30'04YTD /
                                        Q3'04      Q3'03     Q3'03     Q2'04      Q2'04   9/30'04YTD 9/30'03YTD  9/30'03YTD
                                     ---------------------------------------------------------------------------------------
   1. Service Charges on Deposit         $7,465     $6,735     10.8%    $7,360        1.4%   $21,693    $19,809         9.5%
         Accounts
   2. Merchant Credit Card Income           899        993     -9.5%       909       -1.1%     2,633      2,755        -4.4%
   3. ATM Fees & Interchange                664        644      3.1%       643        3.3%     1,889      1,805         4.7%
   4. Debit Card Fees                       654        556     17.6%       638        2.5%     1,841      1,613        14.1%
   5. Financial Services Fees               409        249     64.3%       360       13.6%       956        666        43.5%
   6. Mortgage Banking Income                41        185    -77.8%       131      -68.7%       304        712       -57.3%
   7. Trust Fees                            265        245      8.2%       258        2.7%       773        760         1.7%
   8. Other Income                        1,405      1,422     -1.2%     1,357        3.5%     4,260      4,027         5.8%
                                     -----------------------        ------------          -----------------------
   9.     Sub-total                      11,802     11,029      7.0%    11,656        1.3%    34,349     32,147         6.8%
   10.Investment Securities Gains           (14)     2,150      n/m        395        n/m      2,169      2,443       -11.2%
         (Losses)
   11.Loss on Extinguishment of Debt          0     (2,166)     n/m       (390)       n/m     (2,204)    (2,166)        1.8%
                                     -----------------------        ------------          -----------------------
   12.Total Noninterest Income          $11,788    $11,013      7.0%   $11,661        1.1%   $34,314    $32,424         5.8%
                                     =======================        ============          =======================
   13.Operating Ratios:
   14.   Total Revenue (FTE)            $66,316    $65,277      1.6%   $65,932        0.6%  $197,719   $195,074         1.4%
   15.   Noninterest Income /              17.8%      16.9%               17.7%                 17.4%      16.6%
            Revenue (FTE)
   16.   Service Charges / Deposits        0.82%      0.76%               0.85%                 0.82%      0.78%
            (annualized)
   17.   Total Revenue Per Share          $8.32      $7.90      5.3%     $8.35       -0.4%     $8.29      $7.91         4.8%
            (annualized)


WESTAMERICA BANCORPORATION                  Public Information October 19, 2004

7. Noninterest Expense.

                                                           (dollars in thousands)
                                                            Q3'04 /              Q3'04 /                        9/30'04YTD /
                                        Q3'04      Q3'03     Q3'03     Q2'04      Q2'04   9/30'04YTD 9/30'03YTD  9/30'03YTD
                                     ---------------------------------------------------------------------------------------
   1. Salaries & Benefits               $13,054    $13,495     -3.3%   $13,332       -2.1%   $39,912    $40,792        -2.2%
   2. Occupancy                           3,022      3,076     -1.8%     2,944        2.6%     8,913      9,116        -2.2%
   3. Equipment                           1,101      1,319    -16.5%     1,273      -13.5%     3,536      4,074       -13.2%
   4. Data Processing                     1,525      1,520      0.3%     1,521        0.3%     4,563      4,597        -0.7%
   5. Courier                               923        941     -1.9%       888        3.9%     2,695      2,796        -3.6%
   6. Postage                               288        381    -24.4%       364      -20.9%     1,046      1,202       -13.0%
   7. Telephone                             529        519      1.9%       535       -1.1%     1,636      1,368        19.6%
   8. Professional Fees                     411        529    -22.3%       511      -19.6%     1,332      1,400        -4.9%
   9. Stationery & Supplies                 333        331      0.6%       309        7.8%       930        957        -2.8%
   10.Loan Expense                          289        339    -14.7%       295       -2.0%       839        995       -15.7%
   11.Merchant Card Expense                 292        317     -7.9%       268        9.0%       833        975       -14.6%
   12.Operational Losses                    265        237     11.8%       238       11.3%       747        638        17.1%
   13.Amortization of Core                  136        165    -17.6%       136        0.0%       408        578       -29.4%
         Deposit Intangibles
   14.Other Operating                     2,323      2,365     -1.8%     2,376       -2.2%     7,083      7,058         0.4%
                                     -----------------------        ------------          -----------------------
   15.Total Noninterest Expense         $24,491    $25,534     -4.1%   $24,990       -2.0%   $74,473    $76,546        -2.7%
                                     =======================        ============          =======================
   16.Full Time Equivalent Staff            980      1,016     -3.5%       995       -1.5%       992      1,032        -3.9%
   17.Average Assets /  Full Time        $4,651     $4,304      8.1%    $4,505        3.2%    $4,534     $4,160         9.0%
         Equivalent Staff
   18.Operating Ratios:
   19.   FTE Revenue / Full Time           $269       $255      5.6%      $267        1.0%      $266       $253         5.3%
            Equivalent Staff (annualized)
   20.   Noninterest Expense /             2.29%      2.49%               2.41%                 2.37%      2.56%
            Earning Assets (annualized)
   21.   Noninterest Expense /             36.9%      39.1%               37.9%                 37.7%      39.2%
            Revenues


WESTAMERICA BANCORPORATION                  Public Information October 19, 2004

8. Loan Loss Provision.

                                                           (dollars in thousands)
                                                            Q3'04 /              Q3'04 /                        9/30'04YTD /
                                        Q3'04      Q3'03     Q3'03     Q2'04      Q2'04   9/30'04YTD 9/30'03YTD  9/30'03YTD
                                     ---------------------------------------------------------------------------------------
   1. Loan Loss Provision                  $600       $750    -20.0%      $750      -20.0%    $2,100     $2,550       -17.6%
   2. Gross Loan Losses                   1,115      1,422    -21.6%     1,324      -15.8%     3,997      5,291       -24.5%
   3. Net Loan Losses                       161        729    -77.9%       636      -74.7%     1,621      2,597       -37.6%
   4. Recoveries/Gross Losses                86%        49%                 52%                   59%        51%
   5. Average Total Loans            $2,247,664 $2,331,855     -3.6%$2,268,989       -0.9%$2,266,184 $2,377,121        -4.7%
   6. Net Loan Losses / Loans              0.03%      0.12%               0.11%                 0.10%      0.15%
         (annualized)
   7. Loan Loss Provision / Loans          0.11%      0.13%               0.13%                 0.12%      0.14%
         (annualized)
   8. Loan Loss Provision /               372.7%     102.9%              117.9%                129.5%      98.2%
         Net Loan Losses



9. Credit Quality.

                                                           (dollars in thousands)
                                                           9/30/04 /            9/30/04 /
                                       9/30/04    9/30/03   9/30/03   6/30/04    6/30/04    3/31/04   12/31/03    6/30/03
                                     ---------------------------------------------------------------------------------------
   1. Nonperforming Nonaccrual Loans     $3,996     $5,484    -27.1%    $4,695      -14.9%    $5,045     $5,759      $5,484
   2. Performing Nonaccrual Loans         2,777      2,145     29.5%     2,233       24.4%     2,212      1,658       1,353
                                     -----------------------        ------------          ----------------------------------
   3. Total Nonaccrual Loans              6,773      7,629    -11.2%     6,928       -2.2%     7,257      7,417       6,837
   4. Accruing Loans 90+ Days               182        272    -33.1%       202       -9.9%       190        199         386
         Days Past Due               -----------------------        ------------          ----------------------------------
   5. Total Nonperforming Loans           6,955      7,901    -12.0%     7,130       -2.5%     7,447      7,616       7,223
   6. Repossessed Collateral                  0        742    n/m            0     n/m            80         90       1,888
   7. Total Nonperforming Loans &    -----------------------        ------------          ----------------------------------
   8.     Repossessed Collateral         $6,955     $8,643    -19.5%    $7,130       -2.5%    $7,527     $7,706      $9,111
                                     =======================        ============          ==================================
   9. Classified Loans                  $20,868    $23,479    -11.1%   $21,495       -2.9%   $22,965    $23,460     $27,324
                                     =======================        ============          ==================================
   10.Allowance for Loan Losses         $54,388    $54,180      0.4%   $53,949        0.8%   $53,834    $53,910     $54,159
   11.Total Loans Outstanding         2,301,991  2,364,418     -2.6% 2,319,255       -0.7% 2,322,881  2,323,330   2,406,889
   12.Total Assets                    4,636,071  4,482,793      3.4% 4,611,811        0.5% 4,424,816  4,576,385   4,564,692

   13.Allowance for Loan Losses /          2.36%      2.29%               2.33%                 2.32%      2.32%       2.25%
         Total Loans
   14.Nonperforming Loans /                0.30%      0.33%               0.31%                 0.32%      0.33%       0.30%
         Total Loans
   15.Nonperforming Loans & Repossessed
   16.    Assets/Total Assets              0.15%      0.19%               0.15%                 0.17%      0.17%       0.20%
   17.Allowance/Nonperforming Loans         782%       686%                757%                  723%       708%        750%
   18.Allowance for Loan Losses /           261%       231%                251%                  234%       230%        198%
         Classified Loans
   19.Classified Loans /
   20.  (Equity + Allowance for             5.1%       5.8%                5.6%                  5.9%       6.0%        6.6%
           Loan Losses)


WESTAMERICA BANCORPORATION                  Public Information October 19, 2004


10.Capital.

                                                           (dollars in thousands, except per-share amounts)
                                                           9/30/04 /            9/30/04 /
                                       9/30/04    9/30/03   9/30/03   6/30/04    6/30/04    3/31/04   12/31/03    6/30/03
                                     ---------------------------------------------------------------------------------------
   1. Shareholders' Equity             $351,924   $350,922      0.3%  $329,795        6.7%  $338,600   $340,371    $357,311
   2. Tier I Regulatory Capital         321,700    312,308      3.0%   309,037        4.1%   295,076    304,734     308,534
   3. Total Regulatory Capital          361,868    350,380      3.3%   350,834        3.1%   335,535    342,627     347,219

   4. Total Assets                    4,636,071  4,482,793      3.4% 4,611,811        0.5% 4,424,816  4,576,385   4,564,692
   5. Risk-Adjusted Assets            2,964,945  3,018,061     -1.8% 2,979,145       -0.5% 2,983,467  3,007,545   3,067,975

   6. Shareholders' Equity /               7.59%      7.83%               7.15%                 7.65%      7.44%       7.83%
         Total Assets
   7. Shareholders' Equity /              15.29%     14.84%              14.22%                14.58%     14.65%      14.85%
         Total Loans
   8. Tier I Capital / Total Assets        6.94%      6.97%               6.70%                 6.67%      6.66%       6.76%
   9. Tier I Capital /                    10.85%     10.35%              10.37%                 9.89%     10.13%      10.06%
         Risk-Adjusted Assets
   10.Total Capital /                     12.20%     11.61%              11.78%                11.25%     11.39%      11.32%
         Risk-Adjusted Assets
   11.Shares Outstanding                 31,716     32,723     -3.1%    31,784       -0.2%    31,787     32,287      32,937
   12.Book Value Per Share ($)           $11.10     $10.72      3.5%    $10.38        6.9%    $10.65     $10.54      $10.85
   13.Market Value Per Share ($)          54.89      44.48     23.4%     52.45        4.7%     50.46      49.78       43.08


   14.Share Repurchase Programs

                                                           (shares in thousands)
                                                            Q3'04 /              Q3'04 /                        9/30'04YTD /
                                        Q3'04      Q3'03     Q3'03     Q2'04      Q2'04   9/30'04YTD 9/30'03YTD  9/30'03YTD
                                     ---------------------------------------------------------------------------------------
   15.Total Shares Repurchased /             92        354    -74.0%       154      -40.3%       821      1,040       -21.1%
         Canceled
   16.  Average Repurchase Price         $51.95     $44.43     16.9%    $49.17        5.7%    $49.97     $42.07        18.8%
   17.Net Shares Repurchased                 68        214    n/m            3     2567.7%       571        688       -17.0%
         (Issued)


WESTAMERICA BANCORPORATION                  Public Information October 19, 2004

11.Period-End Balance Sheets.

                                                           (dollars in thousands)
                                                           9/30/04 /            9/30/04 /
                                       9/30/04    9/30/03   9/30/03   6/30/04    6/30/04    3/31/04   12/31/03    6/30/03
                                     ---------------------------------------------------------------------------------------
   1. Assets:
   2.   Cash and Money Market Assets   $165,811   $189,902    -12.7%  $186,056      -10.9%  $167,183   $190,162    $202,193

   3.   Investment Securities           967,266  1,245,311    -22.3% 1,024,798       -5.6% 1,219,364  1,413,911   1,251,341
           Available For Sale
   4.   Investment Securities         1,080,392    569,996     89.5%   960,522       12.5%   586,171    535,377     588,231
           Held to Maturity
   5.   Loans, gross                  2,301,991  2,364,418     -2.6% 2,319,255       -0.7% 2,322,881  2,323,330   2,406,889
   6.   Allowance For Loan Losses       (54,388)   (54,180)     0.4%   (53,949)       0.8%   (53,834)   (53,910)    (54,159)
                                     -----------------------        ------------          ----------------------------------
   7.   Loans, net                    2,247,603  2,310,238     -2.7% 2,265,306       -0.8% 2,269,047  2,269,420   2,352,730
                                     -----------------------        ------------          ----------------------------------
   9.   Premises and Equipment           35,267     35,566     -0.8%    35,343       -0.2%    35,412     35,748      36,408
   10.  Core Deposit Intangible           3,030      3,602    -15.9%     3,166       -4.3%     3,302      3,438       3,800
           Assets
   11.  Goodwill                         18,996     18,996      0.0%    18,996        0.0%    18,996     18,996      18,996
   12.  Interest Receivable and         117,706    109,182      7.8%   117,624        0.1%   125,341    109,333     110,993
           Other Assets              -----------------------        ------------          ----------------------------------
   13.Total Assets                   $4,636,071 $4,482,793      3.4%$4,611,811        0.5%$4,424,816 $4,576,385  $4,564,692
                                     =======================        ============          ==================================
   14.Liabilities and Shareholders' Equity:
   15.  Deposits:
   16.    Noninterest Bearing        $1,323,446 $1,213,578      9.1%$1,272,278        4.0%$1,210,829 $1,240,379  $1,194,847
   17.    Interest-Bearing              561,206    559,031      0.4%   569,575       -1.5%   562,369    561,696     554,568
             Transaction
   18.    Savings                     1,119,356  1,075,625      4.1% 1,072,701        4.3% 1,049,435  1,058,082     962,967
   19.    Time                          641,798    687,895     -6.7%   590,875        8.6%   624,543    603,834     741,249
                                     -----------------------        ------------          ----------------------------------
   20.  Total Deposits                3,645,806  3,536,129      3.1% 3,505,429        4.0% 3,447,176  3,463,991   3,453,631
                                     -----------------------        ------------          ----------------------------------
   21.  Short-Term Borrowed Funds       578,285    433,348     33.4%   712,553      -18.8%   491,704    590,646     393,287
   22.  FHLB Debt                             0    105,000      n/m          0        n/m     20,000    105,000     170,000
   23.  Debt Financing and               21,429      9,643    122.2%    21,429        0.0%    21,429     24,643      21,393
   24.     Notes Payable
   25.  Liability For Interest,          38,627     47,751    -19.1%    42,605       -9.3%   105,907     51,734     169,070
           Taxes and Other           -----------------------        ------------          ----------------------------------
   26.Total Liabilities               4,284,147  4,131,871      3.7% 4,282,016        0.0% 4,086,216  4,236,014   4,207,381
                                     -----------------------        ------------          ----------------------------------
   27.Shareholders' Equity:
   28.  Paid-In Capital                $224,489   $220,527      1.8%  $224,042        0.2%  $219,301   $220,285    $219,060
   29.  Unrealized (Loss) Gain on
              Investment Securities
   30.         Available For Sale         8,185     16,004      n/m    (1,416)        n/m     21,213     13,191      26,001
   31.  Retained Earnings               119,250    114,391      4.2%   107,169       11.3%    98,086    106,895     112,250
                                     -----------------------        ------------          ----------------------------------
   32.Total Shareholders' Equity        351,924    350,922      0.3%   329,795        6.7%   338,600    340,371     357,311
                                     -----------------------        ------------          ----------------------------------
   33.Total Liabilities and          $4,636,071 $4,482,793      3.4%$4,611,811        0.5%$4,424,816 $4,576,385  $4,564,692
         Shareholders' Equity        =======================        ============          ==================================


WESTAMERICA BANCORPORATION                  Public Information October 19, 2004


12.Income Statements.

                                                (dollars in thousands, except per-share amounts)
                                                            Q3'04 /              Q3'04 /                        9/30'04YTD /
                                        Q3'04      Q3'03     Q3'03     Q2'04      Q2'04   9/30'04YTD 9/30'03YTD  9/30'03YTD
                                     ---------------------------------------------------------------------------------------
   1. Interest and Fee Income:
   2.   Loans                           $32,911    $37,491    -12.2%   $33,403       -1.5%  $100,337   $117,324       -14.5%
   3.   Money Market Assets and               0          2      n/m          0        n/m          1          6       -83.3%
           Funds Sold
   4.   Investment Securities            10,721     12,554    -14.6%    11,679       -8.2%    37,649     36,784         2.4%
           Available For Sale
   5.   Investment Securities            10,272      4,913    109.1%     8,189       25.4%    23,600     14,570        62.0%
           Held to Maturity          -----------------------        ------------          ----------------------------------
   6. Total Interest Income              53,904     54,960     -1.9%    53,271        1.2%   161,587    168,684        -4.2%
                                     -----------------------        ------------          ----------------------------------
   7. Interest Expense:
   8.   Transaction Deposits                163        145     12.4%       124       31.5%       399        598       -33.3%
   9.   Savings Deposits                    955      1,440    -33.7%       992       -3.7%     3,057      4,711       -35.1%
   10.  Time Deposits                     2,135      2,400    -11.0%     1,878       13.7%     5,943      8,055       -26.2%
   11.  Short-Term Borrowed Funds         1,473        747     97.2%     1,285       14.6%     3,890      2,559        52.0%
   12.   Federal Home Loan Bank               0      1,172      n/m          2        n/m        897      4,339       -79.3%
            Advances
   13.  Debt Financing and                  316        385    -17.9%       316        0.0%       968      1,173       -17.5%
           Notes Payable             -----------------------        ------------          ----------------------------------
   14.Total Interest Expense              5,042      6,289    -19.8%     4,597        9.7%    15,154     21,435       -29.3%
                                     -----------------------        ------------          ----------------------------------
   15.Net Interest Income                48,862     48,671      0.4%    48,674        0.4%   146,433    147,249        -0.6%
                                     -----------------------        ------------          ----------------------------------
   16.Provision for Loan Losses             600        750    -20.0%       750      -20.0%     2,100      2,550       -17.6%
                                     -----------------------        ------------          ----------------------------------
   17.Noninterest Income:
   18.  Service Charges on                7,465      6,735     10.8%     7,360        1.4%    21,693     19,809         9.5%
           Deposit Accounts
   19.  Merchant Credit Card                899        993     -9.5%       909       -1.1%     2,633      2,755        -4.4%
   20.  Financial Services                  409        249     64.3%       360       13.6%       956        666        43.5%
           Commissions
   21.  Mortgage Banking                     41        185    -77.8%       131      -68.7%       304        712       -57.3%
   22.  Trust Fees                          265        245      8.2%       258        2.7%       773        760         1.7%
   23.  Securities Gains (Losses)           (14)     2,150      n/m        395        n/m      2,169      2,443       -11.2%
   24.  Loss on Extinguishment                0     (2,166)     n/m       (390)       n/m     (2,204)    (2,166)        1.8%
           of Debt
   25.  Other                             2,723      2,622      3.9%     2,638        3.2%     7,990      7,445         7.3%
                                     -----------------------        ------------          ----------------------------------
   26.Total Noninterest Income           11,788     11,013      7.0%    11,661        1.1%    34,314     32,424         5.8%
                                     -----------------------        ------------          ----------------------------------
   27.Noninterest Expense:
   28.  Salaries and Related Benefits    13,054     13,495     -3.3%    13,332       -2.1%    39,912     40,792        -2.2%
   29.  Occupancy                         3,022      3,076     -1.8%     2,944        2.6%     8,913      9,116        -2.2%
   30.  Equipment                         1,101      1,319    -16.5%     1,273      -13.5%     3,536      4,074       -13.2%
   31.  Data Processing                   1,525      1,520      0.3%     1,521        0.3%     4,563      4,597        -0.7%
   32.  Professional Fees                   411        529    -22.3%       511      -19.6%     1,332      1,400        -4.9%
   33.  Other                             5,378      5,595     -3.9%     5,409       -0.6%    16,217     16,567        -2.1%
                                     -----------------------        ------------          ----------------------------------
   34.Total Noninterest Expense          24,491     25,534     -4.1%    24,990       -2.0%    74,473     76,546        -2.7%
                                     -----------------------        ------------          ----------------------------------
   35.Income Before Income Taxes         35,559     33,400      6.5%    34,595        2.8%   104,174    100,577         3.6%
   36.Provision for income taxes         10,464      9,327     12.2%     9,951        5.2%    30,121     29,822         1.0%
                                     -----------------------        ------------          ----------------------------------
   37.Net Income                        $25,095    $24,073      4.2%   $24,644        1.8%   $74,053    $70,755         4.7%
                                     =======================        ============          ==================================
   38.Average Shares Outstanding         31,713     32,770     -3.2%    31,760       -0.1%    31,841     32,959        -3.4%
   39.Diluted Average Shares             32,352     33,273     -2.8%    32,343        0.0%    32,452     33,442        -3.0%
         Outstanding

   40.Per Share Data:
   41.  Basic Earnings                    $0.79      $0.73      7.7%     $0.78        2.0%     $2.33      $2.15         8.3%
   42.  Diluted Earnings                   0.78       0.72      7.2%      0.76        1.8%      2.28       2.12         7.9%
   43.  Dividends Paid                     0.28       0.26      7.7%      0.28        0.0%      0.82       0.74        10.8%
